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                                                                  EXHIBIT 99.1


                                                                  EXECUTION COPY


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                            ------------------------

                             STOCK OPTION AGREEMENT

                            ------------------------


                           Dated as of April 28, 1999

                                     Between

                                  COVANCE INC.,
                                   as Grantee

                                       and

                       PAREXEL INTERNATIONAL CORPORATION,
                                    as Issuer






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                                TABLE OF CONTENTS


                                                                            Page

                                    ARTICLE I

                                THE STOCK OPTION

1.01.    Grant of Stock Option................................................1
1.02.    Exercise of Stock Option.............................................1
1.03.    Conditions to Closing................................................3
1.04.    Closing..............................................................4
1.05.    Adjustments upon Share Issuances, Changes in Capitalization, Etc.....4

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF ISSUER

2.01.    Authority Relative to this Agreement.................................5
2.02.    Authority to Issue Shares............................................6
2.03.    No Conflict; Required Filings and Consents...........................6

                                   ARTICLE III

                               COVENANTS OF ISSUER

3.01.    Listing; Other Action................................................7
3.02.    Registration.........................................................7

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF GRANTEE

4.01.    Authority Relative to this Agreement.................................9
4.02.    No Conflict; Required Filings and Consents...........................9





                                      -i-

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                                    ARTICLE V

                              COVENANTS OF GRANTEE

5.01.    Distribution.........................................................10

                                   ARTICLE VI

                     REPURCHASE ELECTION; PROFIT LIMITATION

6.01.    Repurchase Election..................................................10
6.02.    Profit Limitation....................................................12

                                   ARTICLE VII

                                  MISCELLANEOUS

7.01.    Amendment; No Waiver.................................................12
7.02.    Fees and Expenses....................................................13
7.03.    Notices..............................................................13
7.04.    Severability.........................................................14
7.05.    Assignment; Binding Effect; Benefit..................................14
7.06.    Specific Performance.................................................15
7.07.    Governing Law; Forum.................................................15
7.08.    Counterparts.........................................................15
7.09.    Entire Agreement.....................................................16
7.10.    Waiver of Jury Trial.................................................16




                                      -ii-

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                  STOCK OPTION AGREEMENT, dated as of April 28, 1999 (this
"Agreement"), between Covance Inc., a Delaware corporation ("Grantee"), and PAREXEL International Corporation, a Massachusetts corporation ("Issuer").

                              W I T N E S S E T H:

                  WHEREAS, Grantee, Issuer and Merger Sub, a Massachusetts corporation and a wholly owned subsidiary of Grantee ("Subsidiary"), propose to enter into, simultaneously herewith, an Agreement and Plan of Merger (the "Merger Agreement"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for, among other things, the merger of Subsidiary with and into Issuer; and

                  WHEREAS, as a condition to the willingness of Grantee to enter into the Merger Agreement and the Parent Stock Option Agreement, Grantee has required that Issuer agree, and in order to induce Grantee to enter into the Merger Agreement, Issuer has agreed, to grant Grantee an option to purchase up to such number of issued shares of common stock, par value $.01 per share, of Issuer ("Issuer Common Stock") as equals 19.9% of the issued and outstanding shares of Issuer Common Stock at the first time of exercise of the Stock Option (as defined below), in accordance with the terms of this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, the parties hereto agree as follows:


                                    ARTICLE I

                                THE STOCK OPTION

                  SECTION 1.01. Grant of Stock Option. Issuer hereby grants to Grantee an irrevocable option (the "Stock Option") to purchase up to such number of shares of Issuer Common Stock as equals 19.9% of the issued and outstanding shares of Issuer Common Stock at the first time of exercise of the Stock Option (the "Option Shares") at a cash purchase price per Option Share equal to $31.19 (the "Purchase Price"), subject to the terms and conditions set forth herein.

                  SECTION 1.02. Exercise of Stock Option. (a) Subject to the conditions set forth in Section 1.03 and to any additional requirements of any applicable laws, statutes, ordinances, regulations, rules, codes, orders, judgments, injunctions, decrees or other requirement or rule of law ("Laws"), the Stock Option may be exercised by Grantee, once and only once, in whole or in part, at any time after the occurrence of an Exercise Event (as defined below); provided, however, that the Stock Option shall terminate and be of no further force and effect upon the earliest to occur of (i) the Effective Time and (ii) nine (9) months after the occurrence of an Exercise Event (unless prior thereto the Stock Option shall have been exercised in respect of all Option Shares) and
(iii) the termination of the Merger Agreement other than a termination that gives rise to an Exercise Event. Notwithstanding the termination of the Stock Option, Grantee shall be entitled to purchase those Option Shares with respect to which it has exercised the Stock Option in accordance with the terms hereof prior to the termination of the Stock Option. The termination of the Stock Option shall not affect any rights hereunder which by their terms extend beyond the date of such termination. The periods related to the exercise of the Stock Option and the other rights of Grantee hereunder shall be extended only (i) to the extent necessary to obtain all regulatory approvals required for the exercise of such rights, and for the expiration of all statutory waiting periods, and (ii) to the extent necessary to avoid liability under Section 16(b) of the Exchange Act by reason of such exercise. Notwithstanding anything to the contrary contained in this Section 1.02, a portion of the Stock Option may be exercised pursuant to Section 1.02(c) hereof and a portion may be exercised pursuant to Section 1.02(d) hereof at the Closing (as defined below).

                  (b) An "Exercise Event" shall occur for purposes of this Agreement upon the termination of the Merger Agreement under any circumstance in which, pursuant to Section 8.05(b) of the Merger Agreement, the Company Alternative Transaction Fee (i) has become payable by the Issuer to Grantee or
(ii) would become payable by the Issuer to Grantee if, within 9 months of such termination of the Merger Agreement, the Issuer enters into a definitive agreement with any third party with respect to a Company Acquisition Proposal or a transaction with respect to a Company Acquisition Proposal is consummated by any third party.

                  (c) In the event Grantee wishes to exercise the Stock Option, Grantee shall send a written notice (a "Stock Exercise Notice") to Issuer specifying the total number of Option Shares Grantee wishes to purchase, the denominations of the certificate or certificates evidencing such Option Shares that Grantee wishes to receive, a date (subject to the earlier satisfaction or waiver of the conditions set forth in Section 1.03) (the "Closing Date"), which shall be a business day which is not earlier than the fifth business day after delivery of such notice, and place for the closing of such purchase (the "Closing").

                  (d) At any time when the Stock Option is exercisable pursuant to the terms of Section 1.02(a) hereof after a Company Alternative Transaction Fee has become payable (whether or not it has been paid), Grantee may elect, in lieu of exercising the Stock Option to purchase Option Shares as provided in
Section 1.02(a) hereof, to send a written notice to Issuer (a "Cash Exercise Notice") specifying a date not earlier than the fifth business day after delivery of such notice, on which date Issuer shall pay to Grantee an amount in cash equal to the Spread (as defined below) multiplied by such number of Option Shares as Grantee shall specify in the Cash Exercise Notice. As used in this Agreement, "Spread" shall mean the


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                                        3

excess, if any, over the Purchase Price of the higher of (x) if applicable, the highest price per share of Issuer Common Stock paid or to be paid by any person in a Company Acquisition Proposal (the "Competing Purchase Price") and (y) the closing price of the shares of Issuer Common Stock on the Nasdaq National Market System (the "NNMS") on the last trading day immediately prior to the date of the Cash Exercise Notice (the "Closing Price"). If the Competing Purchase Price includes any property other than cash, the Competing Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Competing Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending five days prior to the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached, the Competing Purchase Price shall be deemed to be the amount of any cash included in the Competing Purchase Price plus the fair market value of such other property (as determined by a nationally recognized investment banking firm jointly selected by Grantee and Issuer). For this purpose, the parties shall use their reasonable commercial efforts to cause any determination of the fair market value of such other property to be made within ten Business Days after the date of delivery of the Cash Exercise Notice. Upon exercise by Grantee of its right to receive the Spread multiplied by such number of Option Shares as Grantee shall specify in the Cash Exercise Notice, the obligations of Issuer to deliver Option Shares pursuant to Section 1.03 shall be terminated with respect to such number of Option Shares subject to the Cash Exercise Notice.

                  SECTION 1.03. Conditions to Closing. The obligation of Issuer to deliver Option Shares or pay the Spread multiplied by such number of Option Shares as Grantee shall specify in the Cash Exercise Notice, as applicable, upon the exercise of the Stock Option is subject to the conditions that:

                  (a) all waiting periods, if any, under the HSR Act applicable to the issuance of Option Shares hereunder shall have expired or have been terminated, and all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any governmental body, agency, official or authority, if any, required in connection with the issuance of Option Shares hereunder, the failure of which to have obtained or made would have the effect of making the issuance of Option Shares hereunder illegal, shall have been obtained or made, as the case may be; and

                  (b) there shall be no preliminary or permanent injunction or other final, non-appealable judgment by a court of competent jurisdiction preventing or prohibiting such


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                                        4

         exercise of the Stock Option, the delivery of the Option Shares or payment of the Spread in respect of such exercise.

                  SECTION 1.04. Closing. At the Closing, (i) in the event of an exercise pursuant to Section 1.02(c), Issuer shall deliver to Grantee a certificate or certificates evidencing the applicable number of Option Shares (in the denominations specified in the Stock Exercise Notice), and Grantee shall purchase each such Option Share from Issuer at the Purchase Price, or (ii) in the event of an exercise pursuant to Section 1.02(d), Issuer shall deliver to Grantee cash in an amount determined pursuant to Section 1.02(d). All payments made pursuant to this Agreement shall be made by wire transfer of immediately available funds to an account designated in writing by Grantee to Issuer. Upon delivery by Grantee to Issuer of the Stock Exercise Notice and the tender of the applicable cash as described above in this Section 1.04, Grantee shall be deemed to be the holder of record of the shares of Issuer Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Issuer Common Stock shall not then be actually delivered to Grantee or that Issuer shall have failed to designate the bank account described above in this Section 1.04. Certificates evidencing Option Shares delivered hereunder may, at Issuer's election, contain the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR AN EXEMPTION THEREFROM.

Issuer shall, upon the written request of the holder thereof, issue such holder a new certificate evidencing such Option Shares without such legend in the event
(x) such Option Shares have been registered pursuant to the Securities Act, (y) such Option Shares have been sold in reliance on and in accordance with Rule 144 under the Securities Act or (z) such holder shall have delivered to Issuer an opinion of counsel, which opinion shall, in Issuer's reasonable judgment, be satisfactory in form and substance to Issuer, to the effect that subsequent transfers of such Option Shares may be effected without registration under the Securities Act.

                  SECTION 1.05. Adjustments upon Share Issuances, Changes in Capitalization, Etc. (a) In the event of any change in Issuer Common Stock or in the number of outstanding shares of Issuer Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other extraordinary change in the corporate or capital structure of Issuer (including, without limitation, the declaration or payment of an extraordinary dividend of cash, securities or other property), the type and number of shares or securities to be issued by Issuer upon exercise of

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the Stock Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Grantee shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that Grantee would have received in respect of Issuer Common Stock if Grantee had exercised the Stock Option immediately prior to such event or the record date therefor, as applicable, and had elected (to the fullest extent it would have been permitted to elect) to receive such securities, cash or other property.

                  (b) In the event that Issuer shall enter into an agreement (other than the Merger Agreement) (i) to participate in any consolidation, merger or other business combination with any person, other than Grantee or any Grantee subsidiary, and (A) Issuer shall not be the continuing or surviving corporation in such transaction or (B) then outstanding shares of Issuer shall be converted into or exchanged for other stock or securities of Issuer or any other person or (ii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or any Grantee subsidiary, then, and in each such case, proper provision shall be made in the agreements governing such transaction so that Grantee shall receive upon exercise of the Stock Option the number and class of shares or other securities or property that Grantee would have received in respect of Issuer Common Stock if Grantee had exercised the Stock Option immediately prior to such transaction or the record date therefor, as applicable, and had elected (to the fullest extent it would have been permitted to elect) to receive such securities, cash or other property.

                  (c) The provisions of this Agreement, including, without limitation, Sections 1.01, 1.02, 1.04, 3.01 and 3.02, shall apply with appropriate adjustments to any securities for which the Stock Option becomes exercisable pursuant to this Section 1.05.


                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF ISSUER

                  Issuer hereby represents and warrants to Grantee as follows:

                  SECTION 2.01. Authority Relative to this Agreement. Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Massachusetts. The execution, delivery and performance by Issuer of this Agreement and the consummation by Issuer of the transactions contemplated hereby are within Issuer's corporate powers and have been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by Issuer and, assuming the due authorization, execution and delivery by Grantee, constitutes a valid and binding agreement of Issuer enforceable against Issuer in accordance with its terms, except as the enforcement


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thereof may be limited by bankruptcy, insolvency (including, without limitation,
all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors| rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  SECTION 2.02. Authority to Issue Shares. Issuer has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof until its obligation to deliver shares of Issuer Common Stock upon the exercise of the Stock Option terminates, shall have reserved, all the Option Shares issuable pursuant to this Agreement, and Issuer shall take all necessary corporate action to authorize and reserve and permit it to issue all additional shares of Issuer Common Stock or other securities which may be issued pursuant to Section 1.05, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights.

                  SECTION 2.03. No Conflict; Required Filings and Consents. (a) The execution, delivery and performance by Issuer of this Agreement and the consummation by Issuer of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority (insofar as such action or filing relates to Issuer) other than (i) compliance with any applicable requirements of the HSR Act, (ii) compliance with any applicable requirements of the Exchange Act and (iii) such other consents, approvals and filings which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect on Issuer or materially impair the ability of Issuer to consummate the transactions contemplated hereby.

                  (b) The execution, delivery and performance by Issuer of this Agreement and the consummation by Issuer of the transactions contemplated hereby do not and will not (i) contravene or conflict with the articles of organization or Bylaws (or equivalent organizational documents) of Issuer or any Issuer subsidiary, (ii) assuming receipt of or compliance with all matters referred to in Section 2.03(a), contravene or conflict with or constitute a violation of any provision of any Laws binding upon or applicable to Issuer or any Issuer subsidiary, (iii) constitute a breach of or a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of Issuer or any Issuer subsidiary or to a loss of any benefit to which Issuer or any Issuer subsidiary is entitled under any provision of any agreement, contract or other instrument binding upon Issuer or any Issuer subsidiary or any license, franchise, permit or other similar authorization held by Issuer or any Issuer subsidiary or (iv) result in the creation or imposition of any Lien on any asset of Issuer or any Issuer subsidiary other than, in the case of each of (ii) and
(iii), any such items that, individually or in the aggregate, would not have a material adverse effect on Issuer or


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materially impair the ability of Issuer to consummate the transactions contemplated by this Agreement.


                                   ARTICLE III

                               COVENANTS OF ISSUER

                  SECTION 3.01. Listing; Other Action. (a) Issuer shall, at its expense, use its reasonable best efforts to cause the Option Shares to be approved for listing on the NNMS, subject to notice of issuance, as promptly as practicable following an Exercise Event, and shall provide prompt notice to the NNMS of the issuance of each Option Share, except to the extent the delivery of the Option Shares can be satisfied with previously listed but unissued shares of Issuer Common Stock.

                  (b) Issuer shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereunder, including, without limitation, using its best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities. Without limiting the generality of the foregoing, Issuer shall, when required in order to effect the transactions contemplated hereunder, make all necessary filings, and thereafter make any other required or appropriate submissions, under the HSR Act and shall supply as promptly as practicable to the appropriate Governmental Entity any additional information and documentary material that may be requested pursuant to the HSR Act.

                  (c) Issuer agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued shares of Issuer Common Stock (which may include previously listed shares) that are issuable pursuant to this Agreement so that the Stock Option may be exercised without additional authorization of Issuer Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Issuer Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants to be observed or performed hereunder by Issuer, and (iii) that it shall promptly take all action as may from time to time be required in order to permit Grantee to exercise the Stock Option and Issuer to duly and effectively issue shares of Issuer Common Stock pursuant hereto.

                  SECTION 3.02. Registration. (a) In the event that, at any time after a Company Alternative Transaction Fee has become payable (whether or not it has been paid), Grantee shall desire to sell any of the Option Shares and so notifies the Issuer within one year


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                                        8

after the later of (i) the purchase of such Option Shares pursuant hereto and
(ii) the time the Company Alternative Transaction Fee becomes payable, and such sale requires, in the opinion of counsel to Grantee, registration of such Option Shares under the Securities Act, Issuer shall cooperate with Grantee and any underwriters in registering such Option Shares for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided, however, that Issuer shall not be required to have declared effective more than two registration statements hereunder (the notice to the Issuer requesting the second one to be no earlier than six months after the notice requesting the first one) and shall be entitled to delay the filing or effectiveness of any registration statement for up to 90 days if the offering would, in the reasonable judgment of the Board of Directors of Issuer, require premature disclosure of any material corporate development or otherwise interfere with or adversely affect any pending or proposed offering of securities of Issuer or any other material transaction involving Issuer.

                  (b) If the Issuer Common Stock is registered pursuant to the provisions of this Section 3.02, Issuer agrees (i) to furnish copies of the registration statement and prospectus relating to the Option Shares covered thereby in such numbers as Grantee may from time to time reasonably request and
(ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Issuer Common Stock meeting the requirements of such securities laws, and to furnish Grantee such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested by Grantee. Issuer shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for Issuer, except that Grantee shall pay the fees and disbursements of its counsel and the underwriting fees and selling commissions applicable to the shares of Issuer Common Stock sold by Grantee. Issuer shall indemnify and hold harmless Grantee, its affiliates and its officers and directors from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorney's fees) arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this
Section 3.02; provided, however, that this provision shall not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to Issuer by Grantee, its affiliates and its officers and other representatives expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this Section 3.02. Issuer shall also indemnify and hold harmless each underwriter and each person who controls any underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorney's fees) arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this Section 3.02; provided, however, that this provision shall not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to Issuer by the underwriters expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this Section 3.02. Grantee shall indemnify and hold harmless Issuer, its affiliates and its officers and directors from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorney's fees) arising out of or based upon any statement in or omission from any registration statement filed pursuant to this
Section 3.02, if such statement or omission was made on reliance upon and in conformity with written information furnished by Grantee to the Issuer for use in the preparation of such registration statement.


                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF GRANTEE

                  Grantee hereby represents and warrants to Issuer as follows:

                  SECTION 4.01. Authority Relative to this Agreement. Grantee is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The execution, delivery and performance by Grantee of this Agreement and the consummation by Grantee of the transactions contemplated hereby are within Grantee's corporate powers and have been duly authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by Grantee and, assuming the due authorization, execution and delivery by Issuer, constitutes a valid and binding agreement of Grantee enforceable against Issuer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors| rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  SECTION 4.02. No Conflict; Required Filings and Consents. (a) The execution, delivery and performance by Grantee of this Agreement and the consummation by Grantee of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority (insofar as such action or filing relates to Grantee) other than (i) compliance with any applicable requirements of the HSR Act, (ii) compliance with any applicable requirements of the Exchange Act and (iii) such other consents, approvals and filings which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect on Grantee or materially impair the ability of Grantee to consummate the transactions contemplated hereby.

                  (b) The execution, delivery and performance by Grantee of this Agreement and the consummation by Grantee of the transactions contemplated hereby do not and will not (i) contravene or conflict with the certificate of incorporation or Bylaws (or equivalent organizational documents) of Grantee, Subsidiary or any Grantee subsidiary and (ii) assuming receipt of or compliance with all matters referred to in Section 4.02(a), contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to Grantee, Subsidiary or any Grantee subsidiary.


                                    ARTICLE V

                              COVENANTS OF GRANTEE

                  SECTION 5.01. Distribution. Grantee shall acquire the Option Shares for investment purposes only and not with a view to any distribution thereof in violation of the Securities Act, and shall not sell any Option Shares purchased pursuant to this Agreement except in compliance with the Securities Act and applicable state securities and "blue sky" laws.


                                   ARTICLE VI

                     REPURCHASE ELECTION; PROFIT LIMITATION

                  SECTION 6.01. Repurchase Election. (a) Grantee shall have the option, at any time and from time to time commencing at the time that a Company Alternative Transaction Fee has become payable (whether or not it has been paid) in connection with a Company Acquisition Proposal in which the consideration to be received by Issuer or its stockholders, as the case may be, pursuant to such Company Acquisition Proposal consists in whole or in part of shares of capital stock of a third party and ending on the tenth business day after the first mailing to Issuer's stockholders of a proxy statement, tender offer statement or other disclosure or offering document relating to such Company Acquisition Proposal, upon written notice to Issuer (a "Repurchase Notice"), to require Issuer (or any successor entity thereof) to pay to Grantee the Per Share Repurchase Fee (as defined below) as provided in Section 6.01(c) below, upon delivery by Grantee of the shares of Issuer Common Stock acquired hereunder with respect to which Grantee then has beneficial ownership, for each share of Issuer Common Stock so delivered. The date on which Grantee delivers the Repurchase Notice under this Section 6.01 is referred to as the "Repurchase Request Date".

                  (b) The "Per Share Repurchase Fee" shall be equal to the higher of (x) the Competing Purchase Price and (y) the closing price of the shares of Issuer Common Stock on the NNMS on the last trading day immediately prior to the Repurchase Request Date. If the Competing Purchase Price includes any property other than cash, the Competing Purchase Price shall be the sum of
(i) the fixed cash amount, if any, included in the Competing Purchase Price plus
(ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending five days prior to the Repurchase Request Date shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Per Share Repurchase Price, agreement on the value of such other property has not been reached, the Competing Purchase Price shall be deemed to be the amount of any cash included in the Competing Purchase Price plus the fair market value of such other property (as determined by a nationally recognized investment banking firm jointly selected by Grantee and Issuer). For this purpose, the parties shall use their reasonable commercial efforts to cause any determination of the fair market value of such other property to be made within ten Business Days after the Repurchase Request Date.

                  (c) If Grantee exercises its rights under this Section 6.01, within five Business Days after the Repurchase Request Date, (i) Issuer shall pay by wire transfer in immediately available funds to an account designated in writing by Grantee an amount equal to the Per Share Repurchase Fee multiplied by the number shares of Issuer Common Stock acquired hereunder with respect to which Grantee then has beneficial ownership, and (ii) Grantee shall surrender to Issuer certificates representing the shares of Issuer Common Stock acquired hereunder with respect to which Grantee then has beneficial ownership, and Grantee shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

                  (d) Issuer shall use best efforts to ensure that it can fully perform all of its obligations under this Section 6.01 under applicable Law.

                  (e) If and to the extent that Issuer is unable to perform any of its obligations under this Section 6.01 under applicable Law, Issuer shall make no distribution on any of its stock until such time as it has fully performed any such obligations.

                  SECTION 6.02. Profit Limitation. (a) Within 15 days of the receipt of cash proceeds by Grantee from the disposition of the Stock Option, or in payment of the Spread pursuant to Section 1.02(d) hereof, or from the sale of Option Shares (or any other securities into which such shares are converted or exchanged), including any repurchase of such shares pursuant to Section 6.01, that results in Total Profit (as defined below) exceeding the Maximum Total Profit Amount (as defined below), Grantee shall remit an amount in cash to the Issuer so that Grantee's Total Profit shall no longer exceed the Maximum Total Profit Amount; provided, however, that nothing in this Agreement shall affect the ability of Grantee to receive, nor relieve Issuer of its obligation to pay, any payment provided for in Section 8.05 of the Merger Agreement. If Total Profit received by Grantee exceeds the Maximum Total Profit Amount following receipt of such a payment pursuant to Section 8.05 of the Merger Agreement, Grantee shall be obligated to remit an amount in cash to the Issuer so that Grantee's Total Profit shall no longer exceed the Maximum Total Profit Amount, such remittance to be made within 15 days of the latest of (i) the date of receipt of such payment, (ii) the date of receipt of the cash proceeds by Grantee from the sale of Option Shares (or securities into which such Option Shares are converted or exchanged) and (iii) the date of receipt of the cash proceeds from disposition of the Option.

                  (b) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of any excess of (i) the sum of (A) the aggregate net cash proceeds received by Grantee pursuant to Issuer's repurchase of Option Shares pursuant to Section 6.01 hereof, plus (B) the aggregate net cash proceeds received by Grantee pursuant to Section 1.02(d) hereof, plus (C) the aggregate net cash proceeds received by Grantee pursuant to the sale of Option Shares (or any other securities into which such shares are converted or exchanged) to any unaffiliated party, over (ii) the sum of (A) Grantee's aggregate purchase price for all Option Shares purchased by Grantee plus (B) the aggregate cash amount remitted to the Issuer by Grantee pursuant to Section 6.02(a).

                  (c) As used herein, the term "Maximum Total Profit Amount" shall mean $32,000,000 minus the aggregate amount actually received by the Grantee in payment of the Company Alternative Transaction Fee and the Company Termination Fee pursuant to Section 8.05 of the Merger Agreement.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.01. Amendment; No Waiver. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Issuer and Grantee or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 7.02. Fees and Expenses. Except as otherwise provided herein or in Section 8.05 of the Merger Agreement, all costs and expenses (including, without limitation, all fees and disbursements of counsel, accountants, investment bankers, experts and consultants to a party) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                  SECTION 7.03. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be sent by an overnight courier service that provides proof of receipt, mailed by registered or certified mail (postage prepaid, return receipt requested) or telecopied to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to the Issuer:

                           PAREXEL International Corporation
                           195 West Street
                           Waltham, MA  02154
                           Telecopier No.:  (781) 890-4813
                           Attention:  Carl Barnes, Vice President and
                                            General Counsel

                  with a copy to:

                           Testa, Hurwitz & Thibeault, LLP 125 High Street Boston, MA 02110 Telecopier No.: (617) 248-7100
                           Attention: William J. Schnoor, Jr.

                  if to the Grantee:

                           Covance Inc.
                           210 Carnegie Center
                           Princeton, NJ  08540
                           Telecopier No.:  (609) 452-9865
                           Attention:  Jeffrey S. Hurwitz, Corporate Senior Vice
                                           President and General Counsel

                  with a copy to:

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, NY  10022
                           Telecopier No.:  (212) 848-7179
                           Attention:  Creighton O'M. Condon

                  (b) If this Agreement provides for a designated period after a notice within which to perform an act, such period shall commence on the date of receipt or refusal of the notice.

                  (c) If this Agreement requires the exercise of a right by notice on or before a certain date or within a designated period, such right shall be deemed exercised on the date of delivery to the courier service, telecopying or mailing of the notice pursuant to which such right is exercised.

                  (d) Notices of changes of address shall be effective only upon receipt.

                  SECTION 7.04. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by applicable Law so that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

                  SECTION 7.05. Assignment; Binding Effect; Benefit. (a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party.

                  (b) This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective permitted successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 7.06. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 7.07. Governing Law; Forum. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that state.

                  (b) Each of the parties hereto irrevocably agrees that all legal actions or proceedings with respect to this Agreement shall be brought and determined in the Supreme Court of the State of New York in New York County or in the United States District Court for the Southern District of New York, and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with applicable Law, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts and (iii) to the fullest extent permitted by applicable Law, that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper and (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

                  SECTION 7.08. Counterparts. This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 7.09. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto, other than the Merger Agreement and the Parent Option Agreement, which shall survive the execution and delivery of this Agreement.

                  SECTION 7.10. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                    COVANCE INC.


                                    By: /s/ Jeffrey S. Hurwitz
                                        -------------------------------------
                                          Name:  Jeffrey S. Hurwitz
                                          Title: Corporate Senior Vice President


                                    PAREXEL INTERNATIONAL CORPORATION


                                    By /s/ Josef H. von Rickenbach
                                       ---------------------------------------
                                          Name:
                                          Title: